Exhibit 10(d)


                               FIRST AMENDMENT TO
                  REVOLVING, WAREHOUSE AND TERM LOAN AGREEMENT


                  THIS FIRST AMENDMENT (this "Amendment") to Revolving, Warehouse and Term Loan Agreement made by and among Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Cavalier Homes of Alabama, Inc., an Alabama corporation, Cavalier Town & Country of Texas, Inc., a Texas corporation (formerly named Cavalier Homes of Texas, Inc.), Star Industries, Inc., a Delaware corporation, Buccaneer Homes of Alabama, Inc., an Alabama corporation, Brigadier Homes of North Carolina, Inc., a North Carolina corporation, Mansion Homes, Inc., a North Carolina corporation, Homestead Homes, Inc., a Georgia corporation, and Cavalier Acceptance Corporation, an Alabama corporation ("Cavalier Acceptance") (collectively, the "Initial Participating Subsidiaries"; Cavalier Homes and the Initial Participating Subsidiaries, together with all entities who hereafter become Participating Subsidiaries or Participating Partnerships, being sometimes collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender"), is dated as of the 14th day of March, 1996.


                                R E C I T A L S :


                  Cavalier Homes, the Initial Participating Subsidiaries and Lender entered into that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994 (the "Agreement") pursuant to which Lender made available, subject to the terms and conditions thereof, to such Borrowers, a revolving loan in the maximum principal amount of up to $5,000,000 (the
"Revolving Loan"), and to Cavalier Acceptance, a warehouse and term loan facility of up to $8,000,000 (the "Warehouse Loan" and the "Term Loans", respectively).


                  The Revolving Loan is currently evidenced by a Revolving Note in the principal amount of $5,000,000 dated February 17, 1994 (as heretofore amended, the "Revolving Note"), and the Warehouse Loan is currently evidenced by a Warehouse Note in the principal amount of $2,000,000 dated February 17, 1994 (as heretofore amended, the "Warehouse Note").


                  Borrowers have requested that Lender agree to extend the availability of Advances under the Revolving Loan and the Warehouse Loan to April 15, 1998, and to increase the maximum aggregate principal amount available to Cavalier Acceptance under Article III of the Agreement from $8,000,000 to $18,000,000, and Lender is willing to do so, but only on the express condition, among others, that Borrowers enter into this Amendment, pursuant to which the Agreement shall be amended and modified.


                  NOW, THEREFORE, the parties hereto do hereby agree, each with the other, as follows:



                           If not otherwise defined herein or the context shall
not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.


                           Section 2.10 of the  Agreement is hereby  amended by
deleting the term "$15,000" from the second full sentence thereof and substituting the term "$12,500" in lieu thereof.


                         (A) Schedule I of the Agreement is hereby  amended to
delete the definition of "$8,000,000 Loan" therefrom in its entirety and to substitute the following definition of "$18,000,000 Loan" therefor:

                           "$18,000,000   Loan"  means  the   aggregate   unpaid
                  principal balance of all Advances made pursuant to Article III of the Agreement, whether in the form of the Warehouse Loan or the Term Loan(s).

                           (B) Schedule I of the  Agreement  is hereby  amended
to restate  clause (G) of the definition of "Eligible Contract" as follows:

                           The portfolio index score used by Cavalier Acceptance
                  to underwrite such Chattel Paper was not less than 70; provided, however, that for Chattel Paper originated after March 14, 1996, up to fifteen percent (15%) of all such Chattel Paper may have a portfolio index score of (a) at least 56, but less than 70 or (b) such other credit score which causes such Chattel Paper to be rated a C-Rated Contract from a credit-quality standpoint (or the equivalent score or rating, as the case may be, under the Fair Isaac credit scoring system, as such equivalence is determined by Lender in its sole discretion);

                  (C) Schedule I of the Agreement is hereby amended to add the following definition:

                  "C-Rated Contract" means an Eligible Contract with a "C" rating from a credit-quality standpoint as set forth in the proviso to subclause (G) to the definition of Eligible Contract.

                  (D) Schedule I of the Agreement is hereby amended to restate the definition of "Contracts Borrowing Base" to read in its entirety as follows:

                  "Contracts Borrowing Base" means, at any time, with respect to the $18,000,000 Loan, the amount computed on the Compliance Certificate for the $18,000,000 Loan most recently delivered to, and accepted by, Lender in accordance with the Agreement and equal to the aggregate of:

                                            (A)  Eighty  percent  (80%)  of  the
                           aggregate outstanding principal balance of Eligible Contracts that are rated higher than a C-Rated Contract from a credit-quality standpoint; plus

                                            (B)  Seventy  percent  (70%)  of the
                           aggregate outstanding principal balance of Eligible Contracts that are C-Rated Contracts.


                           The  Agreement  and the  Schedules  and  Exhibits
thereto are hereby amended (i) by deleting the term "$8,000,000 Loan" therefrom in each place such term appears and substituting the term "$18,000,000 Loan" in lieu thereof and (ii) by deleting the term "$8,000,000" therefrom in each place such term appears and substituting the term "$18,000,000" in lieu thereof.


                     Section 3.6(B)(1) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following sentences in lieu thereof:

                           Interest on the principal  balance of each Term Loan,
                  from time to time outstanding, will be payable at a rate (the "Term Rate") that will be fixed for five years at the per annum rate of interest equal to (x) 240 basis points (2.40%) above the Five Year Treasury in the case of Term Loans converted from the Warehouse Loan prior to March 14, 1996 or
                  (y) 200 basis points (2.00%) above the Five Year Treasury in the case of Term Loans converted from the Warehouse Loan on or after March 14, 1996.


                           Article  III of the  Agreement  is hereby  amended to
add a new  Section  3.10  thereto, which shall read in its entirety as follows:

                                    3.10  Non-Usage Fees for  $18,000,000  Loan.
                  Cavalier Acceptance shall pay to Lender a non-usage fee (the "Non Usage Fee") equal to one-eighth of one percent (.00125) of the Unused Commitment Amount (as hereinafter defined). As used in this Section 3.10, the term "Unused Commitment Amount" shall be calculated on April 15, 1998 and shall be equal to the product of (x) $18,000,000 multiplied by (y) the Unused Percentage. The Unused Percentage shall be calculated pursuant to the formula described in Section 3.9 hereof, but all relevant measurements shall be made as of April 15, 1998. The Non-Usage Fee shall be due on April 30, 1998. If Cavalier Acceptance does not pay the Non-Usage Fee when due, Lender at its option may, but shall not be required to, and without further notice or demand upon Cavalier Acceptance, charge against any deposit account of Cavalier Acceptance all or any part of the Non-Usage Fee due hereunder.


                           Section  7.1(J)(1)  of  the   Agreement  is   hereby
amended to delete the term "$250,000" therefrom and to substitute the term "$500,000" in lieu thereof, with the intended effect of such change being to increase the threshold amount for litigation reporting from $250,000 to $500,000.


                           Section  7.2(L) of the  Agreement  is hereby  amended
to delete the term "$1,500,000" therefrom and to substitute the term "$2,000,000" in lieu thereof, with the intended effect of such change being to increase the maximum "lease" (as defined therein) obligations from $1,500,000 to $2,000,000 in any fiscal year of Cavalier Homes.


                           (A)      Section  8.3(B)(ii)  of the  Agreement  is
hereby amended by deleting the term "$100,000" therefrom and substituting the term "$300,000 in lieu thereof, with the intended effect of such change being to increase the permitted capital expenditures for Cavalier Acceptance from $100,000 to $300,000 in any year; provided, however, that for the 1996 fiscal year of Cavalier Acceptance, the maximum capital expenditures shall be $500,000, with the maximum capital expenditures for succeeding fiscal years to be $300,000.

                           (B) Section  7.2(U) is hereby amended and restated in
its entirety as follows:

                           Neither   Cavalier   Homes,   nor  the   Consolidated
                  Entities, will make capital expenditures for any fiscal year in excess of $6,000,000 in the aggregate.


                           Section  7.2(H) of the Agreement is hereby amended as
follows:

                  (A)      To delete the term  "$750,000"  from  subsection
(2) thereof and to substitute the term "$1,000,000" in lieu thereof; and

                  (B) To add a new subsection (7) thereto, which shall read in its entirety as follows:

                           (7) Up to $25,000,000 of unsecured, convertible subordinated debentures issued by Cavalier Homes, provided that (i) the holders of such Indebtedness agree in favor of Lender and other creditors (collectively, the "Senior Creditors") that the rights of such holders shall be junior and subordinate to the payment rights of the Senior Creditors and (ii) the documents evidencing such Indebtedness contain such additional provisions regarding Lender's right to prior payment and priority as may be acceptable to Lender in its discretion.


                  Section 7.2(M) of the Agreement is hereby amended to renumber subclause (3) as subclause (4), and to
                  insert a new  subclause   3) thereto,  which shall
                  read in its entirety as follows: (3) Investments described in the memorandum dated July 12, 1994 (a copy of which is incorporated as Exhibit L to the Agreement) with respect to the corporate bonds rated Baa or better in paragraph 1 of said memorandum, and the equity investments described in paragraph 2 of said memorandum so long as such equity investments do not exceed, at any time, more than 40% of all investments described in this Section 7.2(M);


                           The  Agreement  is hereby  further  amended  to add
Exhibit  L  thereto  in the form of Exhibit L attached to this Amendment.


                           Section  3.1(C) of the  Agreement is hereby  amended
by amending and restating the final sentence of said paragraph as follows:

                  The Eligible Contracts delivered by Cavalier Acceptance to Lender with respect to each Term Loan shall for certain purposes hereunder be allocated to such Term Loan (the
                  "Allocated Eligible Contracts"); provided, however, that no more than fifteen percent (15%) of the Contracts allocated to any applicable Term Loan shall be C-Rated Contracts.


                           Schedule I to the  Agreement is hereby  further
amended by amending and restating the definition of "Loan Termination Date" in its entirety to read as follows:

                           "Loan  Termination  Date" means,  (i) with respect to
                  the Revolving Loan, the earliest of (A) April 15, 1998 or (B) upon demand by Lender; (ii) with respect to the Warehouse Loan, the earliest of (A) April 15, 1998 or (B) the date to which the maturity of the Warehouse Note may be accelerated pursuant to Section 9.2 of the Agreement; and (iii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement.


                           In connection with this Amendment,  Lender
acknowledges its receipt of (i) a Commitment Fee from Cavalier Homes equal to one-quarter of one percent (.0025) of the Revolving Loan Commitment ($12,500.00) and (ii) a Commitment Fee from Cavalier Acceptance equal to one-quarter of one percent (.0025) of the aggregate Warehouse and Term Loan Commitment ($45,000.00). Each of the Borrowers acknowledges that such Commitment Fees have been fully-earned by Lender and are non-refundable.


                           The  parties  acknowledge  that  Cavalier  Town &
Country of Texas, Inc. changed its corporate name from Cavalier Homes of Texas, Inc. on April 11, 1994. The parties hereto agree that each reference in the Loan Documents to such former corporate name shall be deemed to refer to such Borrower's present corporate name from the date such corporate name change was legally effective.

                           As conditions to the  effectiveness  of this
     Amendment, Borrowers shall have delivered to Lender: a Revolving Note Modification Agreement in the form of Exhibit A hereto, duly executed (the "Revolving Note Modification") a Warehouse Note Modification Agreement in the form of Exhibit B hereto, duly executed (the "Warehouse Note Modification") (the Revolving Note Modification and the
     Warehouse Note Modification are sometimes hereinafter referred to collectively as the "Note Modifications"); a written opinion of legal counsel for Borrowers, dated as of the date of this Amendment and addressed to Lender, in the form of Exhibit C hereto; such UCC-1 financing statements and amendments to existing UCC-1 financing statements as Lender may request, including, but not limited to, those requested in connection with the name change referred to in paragraph above or in connection with new or additional locations of Collateral; and such additional documentation (including, but not limited to, a certificate of the corporate secretary or assistant secretary of each Borrower in the form of Exhibit D hereto, certifying as to incumbency and signatures of the officers of such Borrower signing this Amendment and the Note Modifications and each other document delivered pursuant hereto, together with a copy of resolutions of such Borrower's board of directors authorizing the execution, delivery and performance of this Amendment and the Note Modifications and the Agreement and the Notes as amended thereby) as may be requested by Lender, or its counsel, to satisfy Lender that this Amendment and the Note Modifications have been duly authorized, executed and delivered on behalf of each Borrower that is a party thereto, constitute the valid and binding obligations thereof, and that the Notes as amended are entitled to the security of the Agreement and the Security Documents.

     Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes (as amended and/or increased by the Note Modifications) shall remain in full force and effect, and any Collateral described in any agreement providing security for any Obligation of the Borrowers or any of them so defined to include the Notes, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by each of the Notes, the Obligations, and all other indebtedness described therein; nothing contained in this Amendment or in the Note Modifications shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever the validity or enforceability of any of the indebtedness evidenced by the Notes; the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, or the priority thereof; the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes or any agreement securing any or all of the Notes; or any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes as amended and/or increased pursuant to the Note Modifications is and shall remain secured by the Collateral described in the Agreement, each Assumption Agreement and in the Security Documents and Cavalier Homes specifically, in its capacity as guarantor under that certain Continuing Guaranty Agreement dated February 17, 1994 by Cavalier Homes in favor of Lender (the "Guaranty Agreement"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreement) of Cavalier Acceptance which are unconditionally guaranteed by Cavalier Homes include the $18,000,000 Loan.

     Borrowers, jointly and severally, agree to pay directly or reimburse Lender ,on demand, for all of Lender's expenses, including the reasonable fees and expenses of its legal counsel and UCC filing fees and expenses, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment or the Agreement, and the collection or attempted collection of the Notes.

     Borrowers,jointly and severally,hereby represent and warrant to Lender that the officers of each Borrower executing this Amendment and the Note Modifications have been duly authorized to do so and such amendments and the Agreement and the Notes, as amended thereby, are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof except as set forth on Exhibit E attached hereto, and no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

                           Unless otherwise  expressly  modified or
amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

                           This  Amendment  shall inure to and be binding upon
and enforceable by Borrowers and Lender and their respective successors and assigns.


                           This  Amendment  may be  executed  in one or  more
counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers as of the day and year first above written.


                              BORROWERS:

                              CAVALIER HOMES, INC.


                               By:                         [L.S.]
                              Its:


                         CAVALIER HOMES OF ALABAMA, INC.


                               By:                         [L.S.]
                                  Its Secretary

                             CAVALIER TOWN & COUNTRY
                                 OF TEXAS, INC.


                               By:                         [L.S.]
                                  Its Secretary


                              STAR INDUSTRIES, INC.


                               By:                         [L.S.]
                                  Its Secretary


                        BUCCANEER HOMES OF ALABAMA, INC.


                               By:                         [L.S.]
                                  Its Secretary


                            BRIGADIER HOMES OF NORTH
                                 CAROLINA, INC.


                               By:                         [L.S.]
                                  Its Secretary


                               MANSION HOMES, INC.


                               By:                         [L.S.]
                                  Its Secretary


                               HOMESTEAD HOMES,              INC.


                               By:                         [L.S.]
                                  Its Secretary


                         CAVALIER ACCEPTANCE CORPORATION

                               By:                         [L.S.]
                                  Its:


                         LENDER:

                              FIRST COMMERCIAL BANK


                               By:                         [L.S.]
                                  Its

                                    EXHIBIT E


                  Exceptions to Representations and Warranties


                      [SPECIFY EXHIBIT TO BE SUPPLEMENTED.]



                                    [Information to be provided by Borrowers.]

                                    EXHIBIT A


                      REVOLVING NOTE MODIFICATION AGREEMENT


                  This Revolving Note Modification Agreement (this "Note Modification") is entered into as of the ______ day of March, 1996, by and among Cavalier Homes, Inc., a Delaware corporation, Cavalier Homes of Alabama, Inc., an Alabama corporation, Cavalier Town & Country of Texas, Inc., a Texas corporation (formerly named Cavalier Homes of Texas, Inc.), Star Industries, Inc., a Delaware corporation, Buccaneer Homes of Alabama, Inc., an Alabama corporation, Brigadier Homes of North Carolina, Inc., a North Carolina corporation, Mansion Homes, Inc., a North Carolina corporation, Homestead Homes, Inc., a Georgia corporation, and Cavalier Acceptance Corporation, an Alabama corporation (collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender");


                                               W I T N E S S E T H :


                  WHEREAS, Borrowers are obligated to Lender pursuant to that certain Revolving Note dated February 17, 1994 in the original principal amount of $5,000,000 (as heretofore amended, the "Revolving Note"); and


                  WHEREAS, Borrowers have requested that Lender agree to extend the stated maturity date of the Revolving Note, and Lender has agreed to do so on the condition, among others, that the Revolving Note be amended, as hereinafter provided.


                  NOW, THEREFORE, Borrowers and Lender hereby agree as follows:



                           The  Revolving  Note is hereby  amended  to delete
the phrase "upon demand, but if no demand is made, on March 31, 1995," from the first paragraph of the Revolving Note, and to substitute in lieu thereof the phrase "upon demand, but if no demand is made, on "April 15, 1998,".


                           Except as herein amended the Revolving  Note shall
remain in full force and effect, and said Revolving Note, as hereby amended, is ratified and affirmed in all respects. From and after the date hereof, all references to the Revolving Note shall mean the Revolving Note, as amended hereby.

                           Upon  execution  of this  Note  Modification,  the

                  IN WITNESS WHEREOF, the parties hereto have executed this Note Modification under seal as of the _______ day of March, 1996.


                               BORROWERS:

                              CAVALIER HOMES, INC.


                              By:                        [L.S.]
                                 Its:


                         CAVALIER HOMES OF ALABAMA, INC.


                              By:                         [L.S.]
                                 Its Secretary


                             CAVALIER TOWN & COUNTRY
                                 OF TEXAS, INC.


                               By:                         [L.S.]
                                  Its Secretary


                              STAR INDUSTRIES, INC.


                               By:                         [L.S.]
                                  Its Secretary


                        BUCCANEER HOMES OF ALABAMA, INC.


                               By:                         [L.S.]
                                  Its Secretary


                            BRIGADIER HOMES OF NORTH
                                 CAROLINA, INC.


                                By:                         [L.S.]
                                   Its Secretary


                               MANSION HOMES, INC.


                                By:                         [L.S.]
                                   Its Secretary


                              HOMESTEAD HOMES, INC.


                                By:                         [L.S.]
                                   Its Secretary


                         CAVALIER ACCEPTANCE CORPORATION


                                 By:                         [L.S.]
                                    Its:



                              LENDER:

                              FIRST COMMERCIAL BANK


                                 By:
                                    Its:

                                    EXHIBIT B


                      WAREHOUSE NOTE MODIFICATION AGREEMENT

                  This Warehouse Note Modification Agreement (this "Note Modification") is entered into as of the ______ day of March, 1996, by and between Cavalier Acceptance Corporation, an Alabama corporation ("Borrower"), and First Commercial Bank, an Alabama state banking corporation ("Lender");


                                               W I T N E S S E T H :


                  WHEREAS, Borrower is obligated to Lender pursuant to that certain Warehouse Note dated February 17, 1994 in the original principal amount of $2,000,000 (as heretofore amended, the "Warehouse Note"); and

                  WHEREAS, Borrower has requested that Lender agree to extend the stated maturity date of the Warehouse Note, and Lender has agreed to do so on the condition, among others, that the Warehouse Note be amended, as hereinafter provided.

                  NOW, THEREFORE, Borrower and Lender hereby agree as follows:


                           The  Warehouse  Note is hereby  amended to delete the
term "January 31, 1995" from the first paragraph of the Warehouse Note each place such term appears, and to substitute the term "April 15, 1998" in lieu thereof.


                           Except as herein amended the Warehouse  Note shall
remain in full force and effect, and said Warehouse Note, as hereby amended, is ratified and affirmed in all respects. From and after the date hereof, all references to the Warehouse Note shall mean the Warehouse Note, as amended hereby.


                           Upon  execution  of this  Note  Modification,  the
Lender may attach the same to the original Warehouse Note, whereupon it shall become a part thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Note Modification under seal as of the _______ day of March, 1996.


                         BORROWER:

                         CAVALIER ACCEPTANCE CORPORATION


                         By:                         [L.S.]
                            Its:


                         LENDER:

                         FIRST COMMERCIAL BANK


                         By:
                         Its:

First Commercial Bank
[DATE]
Page 19


EXHIBIT C

                           FORM OF OPINION OF COUNSEL



                                                      [Date]


First Commercial Bank
P.O. Box 11746
Birmingham, Alabama 35202-1746

Re: First Amendment to Revolving, Warehouse and Term Loan Agreement Between First Commercial Bank (the "Lender") and Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Cavalier Acceptance Corporation, an Alabama corporation ("Cavalier Acceptance") and Certain Other Subsidiaries of Cavalier Homes (all entities, other than Lender, are referred to herein collectively as the "Borrowers")

Gentlemen:

     We refer to that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994 (the "Original Loan Agreement") among the Borrowers and the Lender, pursuant to and subject to the terms and conditions whereof, the Lender agreed to make a revolving line of credit loan (the "Revolving Loan Commitment") in the maximum principal amount of $5,000,000 to the Borrowers and a warehouse and term loan facility in the maximum aggregate principle amount of up to $8,000,000 available to Cavalier Acceptance (the "Warehouse and Term Loan Commitment"). We have represented the Borrowers in connection with that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated as of March _____, 1996 (the "Amendment") among the Borrowers and the Lender, pursuant to which the Lender has agreed to extend the stated maturity dates of the Revolving Loan and the Warehouse Loan and to increase the maximum principal amount available to Cavalier Acceptance under the Warehouse and Term Loan Commitment to $18,000,000. The Original Loan Agreement, as amended by the Amendment, is hereinafter referred to as the "Loan Agreement". Unless otherwise defined herein, capitalized terms used in this letter shall have the meaning given to them in the Loan Agreement. The opinion is furnished to you pursuant to Section _______ of the Amendment.

     In our capacity as such counsel, we have examined executed counterparts of the following documents (which are herein collectively referred to as the "Amendment Documents").

                                1. The Amendment;

2.   Revolving              Note
     Modification Agreement dated as of March ______, 1996 (the "Revolving Note Modification"), by and among Borrowers and the Lender; and

                                3. Warehouse Note
Modification Agreement dated as of March ______, 1996 (the "Warehouse Note Modification"), by and between Cavalier Acceptance and the Lender.

     We have also previously been furnished and examined executed counterparts of the Original Loan Agreement, the Revolving Note, the Warehouse Note, the Security Documents, the Subrogation and Contribution Agreement, and the other Loan Documents delivered to you in connection with the Closing on February 17, 1994 (the foregoing documents, as heretofore amended, together with the Amendment Documents are sometimes collectively referred to as the "Loan Documents").

     In connection with our representation of the Borrowers, we have examined the above-referenced Loan Documents, and we have made such additional investigations and examined such other documents and records as we have deemed relevant and necessary in order to render the opinions as hereinafter set forth. With regard to the opinions expressed in paragraph 1 hereof relating to the good standing or qualification of the Borrowers, we have relied with your consent upon certain certificates relating to said good standing, qualification or existence (copies of which are attached to this letter) from such public officials.

     Based upon the foregoing, and subject to the exceptions, qualifications and assumptions as may be expressly set forth herein, we are of the following opinion:


      Each of the Borrowers is
     duly organized, validly existing and in good standing under the laws of the state of its incorporation to the best of our knowledge.


     Each of the  Borrowers  has
     the corporate power and authority to execute, deliver and perform the Amendment Documents and the Loan Documents as amended thereby, to own its properties and assets, and to carry on its business as now being conducted and as contemplated by the Loan Agreement. The execution, delivery and performance of the Amendment Documents and the Loan Documents as amended thereby have been duly authorized by all necessary corporate action of the part of each Borrower which is a party thereto, and the execution, delivery and performance by each Borrower which is a party thereto of the Amendment Documents and the Loan Documents as amended thereby, (i) do not, and will not, to the best of our knowledge, violate any applicable statute, (ii) do not, and will not, to the best of our knowledge, violate any judgment, order or decree applicable to the Borrowers, (iii) do not, and will not, violate the articles of incorporation, by-laws, or other governing instruments of such Borrower, and (iv) do not, and will not, to the best of our knowledge, conflict with or constitute a default under the provisions under any material agreement to which such Borrower is a party or by which it or any of its properties are bound.


     The     Amendment,      the
     Revolving Note Modification and the Warehouse Note Modification have each been duly executed and delivered by each of the Borrowers which is a party thereto, and each of such instruments, together with the Revolving Note, the Warehouse Note, and the other Loan Documents as amended thereby, constitutes the legal, valid and binding obligation of each of the Borrowers which is a party thereto, enforceable against each such Borrower in accordance with the respective terms of each such instrument, except as the enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally, or by general principles of equity (whether considered in a proceeding in equity or at law).


     To   the    best   of   our
     knowledge, and except as specified in an exhibit to the Loan Agreement, and with respect to which nothing to the contrary has come to our attention, there are no actions, suits or proceedings pending or threatened against or affecting the Borrowers, or any of them, at law or in equity, or by or before any governmental authority, involving any of the transactions contemplated in or by the Loan Agreement or involving the possibility of any judgment or liability that may result in any material adverse change in the business, operations or properties of the Borrowers.


     To   the    best   of   our
     knowledge, none of the Borrowers is an "investment company" or a company "controlled" by an "investment company", as such quoted terms are defined in the Investment Company Act of 1940, as amended.

     The opinions expressed herein are solely for your benefit and for the benefit of any Person or entity to whom you may sell or assign a participating interest in any of the Loans, and may not be relied upon by any other Person or entity without our prior written consent in each case.


Very truly yours,




{--------------------------}

                                    EXHIBIT D

                      CERTIFICATE OF [ASSISTANT] SECRETARY



                  I, __________________________________________, certify that:


     I am the duly elected, qualified and serving [Assistant] Secretary of _____________________________________ (the "Company"), which Company is a corporation duly organized and existing under the laws of the State of ____________________;


     Exhibit A attached hereto is a true and correct copy of resolutions duly adopted [at a duly called and constituted meeting of the Board of Directors of the Company on ___________________________] [in a joint action by unanimous written consent of the Board of Directors and sole shareholder of the Company effective on ______________________]; such action of the Board of Directors [and sole shareholder] was authorized by the certificate [articles] of incorporation and by-laws of the Company; such resolutions are authorized by the by-laws of Company and are not contrary to the certificate [articles] of incorporation of the Company; such resolutions remain in full force and effect and have not been modified or amended and constitute all of the action (corporate or otherwise) required to authorize the transactions contemplated in such resolutions;


     The By-laws of the Company as certified to First Commercial Bank (the "Bank") on [February 17, 1994] remain in full force and effect and have not been modified or amended since the date of the aforesaid certification except as set forth on Exhibit B attached hereto;


     The Certificate [Articles] of Incorporation, together with all amendments thereto, as certified to the Bank on [February 17, 1994] have not been further amended since the date of the aforesaid certification except as set forth on Exhibit C attached hereto; and


     Set forth below are the genuine signatures of the individuals who hold the corporate offices set forth opposite their names and who individually are authorized to execute and deliver all documents and instruments on behalf of the Company and do such other acts as are necessary or appropriate to effect the transactions authorized by the resolutions described above:

 NAME                                   TITLE                        SIGNATURE

                                      Chairman

                                     President

                                Vice President

                         [Assistant] Secretary

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company as of this the ________ day of March, 1996.


[CORPORATE SEAL]

                              [Assistant] Secretary




                               EXHIBITS
                               (A)  Resolutions of the Board of Directors
                               (B)  Amendments to Bylaws
                               (C)  Amendments to Certificate [Articles] of
                                    Incorporation





     I, , the of (the "Company") do certify that  ___________________________ is the duly elected and qualified [Assistant] Secretary of the Company as of the date hereof and has custody of the records and minutes of the meetings of the Board of Directors and Shareholders of the Company. This day of , 1996.

                                    EXHIBIT E

                  Exceptions to Representations and Warranties

     1. Loan from First National Bank, Hamilton, Alabama to Cavalier Acceptance Corporation and Cavalier Homes, Inc. to which certain real estate is pledged as security, i.e., the Buccaneer Homes of Alabama,Inc. plant at Hamilton, Alabama.The principal amount of the loan commitment is $750,000 and is being increased to $1,000,000.

     2. Representations and Warranties do not apply to Astro Mfg. Co., Inc., Quality Housing Supply, Inc., and Riverchase Homes, Inc.

     3. Exhibit F should be amended to reflect mortgage to First National Bank, Hamilton, Alabama referred to above and constitutes a lien on certain real estate.

     4. Paragraph 6.1(M) to the original loan Agreement. The Borrowers make known to the Lender that there may be certain state tax returns that have not been filed as of the date of this Amendment to the Loan Agreement which the Borrowers believe are not material to the conduct of its business.

     5. Cavalier Homes, Inc. is a guarantor on a $2,000,000 Revolving line of Credit Loan, for WoodPerfect, LTD. at SouthTrust Bank in Marion County, Alabama.

July 12, 1994

Board of Directors

Barry Donnell and Jerry Wilson

Investment Recommendations

Gentlemen:

We have reviewed recommendations from the following firms regarding our cash management and investment policies:

           1.  Merrill Lynch                         5.  First Commercial Bank
           2.  Equitable Securities              6.  Kidder Peabody & Co.
           3.  Prudential Securities                 7.  Smith Barney Shearson
           4.  Mesirow Financial                 8.  Wells Fargo Bank

Some parameters would be to take as little market risks as possible and not try to guess what interest rates will do either in short term or long term. Diversifying types of investments as well as laddering maturities would seem advisable. After-tax yields should be evaluated to see if tax free bonds and/or the 70% dividend exclusion on stocks held for 46 days should be utilized. Corporate bonds, certificates of deposit, mutual funds, and U. S. Treasuries were reviewed. Our cash management program at First Commercial should be reviewed in order to make sure we are maximizing our interest income.

For the past three weeks, we have averaged $14-16 million in cash which will allow us to invest $12-14 million in higher interest rate investments than the approximate 4% we have been earning on over-night repos.

After careful consideration for the above, we recommend the following:

1. $3 million to be invested in short-term (24 months or less) corporate bonds Baa or better and not exceed $250,000 on any one credit with the intention of holding until maturity. Current yields (6.25-8.25)

2. $2 million to be invested in high yielding stocks (primarily utility) with large capitalizations (above $1.5 billion) and an S & P ranking of B+ or above with no more than $250,000 to be invested in any company. Current average yield 7.8% after tax = 6.9%.

3. Merrill Lynch - $500,000 7-day tax-exempt variable rate preferred (VRP) AAA/aaa (current after-tax yield 4.0% = approximately 6.67 taxable int.)

                               $500,000 29-day tax-exempt VRP
                               $500,000 49-day tax-exempt VRP
                               $500,000 STRAP-6 mo. pfd. stocks VRP

4. A demand loan to Wood Perfect, Inc. in the amount of $1,000,000 at prime plus 1/2% (currently 7.75%) secured by inventories and accounts receivables, second to the bank, plus a guaranty from Harden Manufacturing Co., for half of the balance.

5. $2 million in no-loan mutual funds - high yield Government Trusts closed end funds with not more than $250,000 invested in any one fund.

6. $3 million in U.S. Treas. and/or agencies -(GNMA/FNMA) with various maturities up to years?)
                                       (Current yield 5.12% due 12-94)
                                       (FNMA          6.18  due 11-95)
                                       (            6.60  due 12-96)

                                       (U. S. Treas.  5.01  due 12-94)
                                       (            5.92  due 11-95)
                                       (            6.32  due 12-96)
                                        Not to exceed $250,000 invested
                                        in any one issue.